Exhibit 10.1

Execution Copy

SECOND AMENDMENT AGREEMENT

To First Priority Pledge and Security Agreement and Irrevocable Proxy

Dated as of January 14, 2009

by and among

RESIDENTIAL FUNDING COMPANY, LLC,

GMAC MORTGAGE, LLC,

RESIDENTIAL CAPITAL, LLC AND CERTAIN OTHER

AFFILIATES THEREOF PARTY HERETO,

as Grantors,

WELLS FARGO BANK, N.A.

as First Priority Collateral Agent

and

GMAC LLC,

as Lender and Lender Agent

This SECOND AMENDMENT AGREEMENT (this “Agreement”) dated as of January 14, 2009 (the “Amendment Effective Date”), is by and among Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage”), Residential Capital, LLC (“ResCap”) and the other parties hereto as Grantors (each, together with RFC, GMAC Mortgage and ResCap, a “Grantor”), GMAC LLC, a Delaware limited liability company, in its capacity as Lender and as agent for the Lenders (in such capacity, the “Lender Agent”) and Wells Fargo Bank, N.A., as first priority collateral agent (in such capacity, the “First Priority Collateral Agent”).

Reference is hereby made to the First Priority Pledge and Security Agreement and Irrevocable Proxy dated as of June 4, 2008 among the Grantors, the Initial Lender, the Lender Agent and the First Priority Collateral Agent (as modified by the deletion and joinder of parties prior to the date hereof and as otherwise amended through August 14, 2008, the “Security Agreement”).

RECITALS

1. Each of the parties hereto is a party to the Security Agreement.

2. The parties hereto desire to make certain amendments to the Security Agreement.

3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the changes set forth herein.

4. In consideration of the promises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Security Agreement.

1	Second Amendment

ARTICLE II

AMENDMENTS TO THE AFFECTED DOCUMENTS

SECTION 2.1 Amendment to Schedule I. Schedule I to the Security Agreement is hereby amended by the deletion of the following:

GMAC HOME SERVICES, LLC

Jurisdiction of Formation: Delaware

FEIN: 23-2966318

State organization ID number: 20909247

Chief Executive Office/Principal place of business:

2021 Spring Road, Suite 300

Oak Brook, IL 60523

EASTERN MASSACHUSETTS REAL ESTATE, LLC

Jurisdiction of Formation: Delaware

FEIN: 04-3109755

State organization ID number: 4218266

Chief Executive Office/Principal place of business:

13 Enon Street

Beverly, MA 01915-1115

KOENIG & STREY INSURANCE AGENCY, LLC

Jurisdiction of Formation: Delaware

FEIN: 36-3739756

State organization ID number: 4149084

Chief Executive Office/Principal place of business:

3201 Old Glenview Road

Wilmette, IL 60091-2999

KOENIG & STREY, LLC

Jurisdiction of Formation: Delaware

FEIN: 36-2434402

State organization ID number: 4149101

Chief Executive Office/Principal place of business:

3201 Old Glenview Road

Wilmette, IL 60091-2999

2	Second Amendment

PACIFIC UNION REAL ESTATE GROUP, LTD.

Jurisdiction of Formation: California

FEIN: 94-3069307

State organization ID number: C1617136

Chief Executive Office/Principal place of business:

567 Sycamore Valley Road West

Danville, CA 94526-3900

REFERRAL NETWORK OF IL, LLC

Jurisdiction of Formation: Delaware

FEIN: 25-1876439

State organization ID number: 3305663

Chief Executive Office/Principal place of business:

3201 Old Glenview Road

Wilmette, IL 60091-2999

REFERRAL NETWORK OF MASSACHUSETTS, LLC

Jurisdiction of Formation: Delaware

FEIN: 06-1269599

State organization ID number: 4119843

Chief Executive Office/Principal place of business:

13 Enon Street

Beverly, MA 01915-1115

REFERRAL NETWORK OF NY/NJ, LLC

Jurisdiction of Formation: Delaware

FEIN: 52-2248651

State organization ID number: 3241369

Chief Executive Office/Principal place of business:

2021 Spring Road Suite #300

Oak Brook, IL 60523-1853

REFERRAL NETWORK OF PUREG, INC.

Jurisdiction of Formation: Delaware

FEIN: 73-1685358

State organization ID number: 3719971

Chief Executive Office/Principal place of business:

567 Sycamore Valley Road West

Danville, CA 94526-3900

3	Second Amendment

GHS METRO NY, LLC

Jurisdiction of Formation: Delaware

FEIN: 52-2228184

State organization ID number: 3205042

Chief Executive Office/Principal place of business:

2021 Spring Road Suite #300

Oak Brook, IL 60523-1853

GMAC GLOBAL RELOCATION SERVICES, LLC

Jurisdiction of Formation: Delaware

FEIN: 23-2966321

State organization ID number: 2909282

Chief Executive Office/Principal place of business:

2021 Spring Road Suite #300

Oak Brook, IL 60523-1853

GHS MORTGAGE, LLC

Jurisdiction of Formation: Delaware

FEIN: 23-2913766

State organization ID number: 2766949

Chief Executive Office/Principal place of business:

7 Carnegie Plaza Suite #100

Cherry Hill, NJ 08003-1020

RFC ADVANCE DEPOSITOR, LLC

Jurisdiction of Formation: Delaware

FEIN: 72-1590384

State organization ID number: 4219245

Chief Executive Office/Principal place of business:

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

UNION TRUST MORTGAGE SERVICES, INC.

Jurisdiction of Formation: California

FEIN: 94-3159344

State organization ID number: C1819424

Chief Executive Office/Principal place of business:

567 Sycamore Valley Road West

Danville, CA 94526-3900

4	Second Amendment

GMAC REAL ESTATE, LLC

Jurisdiction of Formation: Delaware

FEIN: 52-2205242

State organization ID number: 3135545

Chief Executive Office/Principal place of business:

2021 Spring Road Suite #300

Oak Brook, IL 60523-1853

SECTION 2.2 Amendment to Schedule III. Schedule III to the Security Agreement is hereby amended by the deletion of the following from Section 1 thereof:

GMAC HOME SERVICES, LLC

Prior names: GMAC Home Services, Inc.

EASTERN MASSACHUSETTS REAL ESTATE, LLC

Prior names: Eastern Massachusetts Real Estate, Inc.

KOENIG & STREY INSURANCE AGENCY, LLC

Prior names: Koenig & Strey Insurance Agency, Inc.

KOENIG & STREY, LLC

Prior names: Koenig & Strey, Inc.

PACIFIC UNION REAL ESTATE GROUP, LTD.

Prior names: N/A

REFERRAL NETWORK OF IL, LLC

Prior names:

10/23/2000-02/20/2001 Referral Network of Koenig & Strey, Inc.

02/20/2001-06/20/2006 Referral Network of IL, Inc.

REFERRAL NETWORK OF MASSACHUSETTS, LLC

Prior names: Referral Network of Massachusetts, Inc.

5	Second Amendment

REFERRAL NETWORK OF NY/NJ, LLC

Prior names:

06/08/2000-02/20/2001 Referral Network of GHS Metro NY, Inc.

02/20/2001-08/17/2006 Referral Network of NY/NJ, Inc.

REFERRAL NETWORK OF PUREG, INC.

Prior names: N/A

GHS METRO NY, LLC

Prior names: GHS Metro NY, Inc.

GMAC GLOBAL RELOCATION SERVICES, LLC

Prior names:

06/16/1998-11/16/1999 GMAC Relocation Services, Inc.

11/16/1999-08/11/2006 GMAC Global Relocation Services, Inc.

GHS MORTGAGE, LLC

Prior names: Residential Alliance LLC

GMAC REAL ESTATE, LLC

Prior names: N/A

RFC ADVANCE DEPOSITOR, LLC

Prior names: RFC Advance Depositor, Inc.

UNION TRUST MORTGAGE SERVICES, INC.

Prior names: N/A

6	Second Amendment

SECTION 2.3 Amendments to Schedule VI.

(a) (i) Exhibit A to Schedule VI to the Security Agreement is hereby amended by the deletion of the following:

Account Owner	Financial Institution	Account Number	Account Name
Residential Funding Company, LLC	State Street	BGLU	Residential Funding Company, LLC Capital Markets Pledged RAHI II

Residential Funding Company, LLC	State Street	BGLV	Residential Funding Company, LLC RIF Pledged RAHI II

Residential Funding Company, LLC	State Street	BGLW	Residential Funding Company, LLC PIA Pledged RAHI II

(ii) Exhibit A to Schedule VI to the Security Agreement is hereby amended by the addition of the following:

Account Owner	Financial Institution	Account Number	Account Name
RFC Asset Holdings II, LLC	State Street	BGLU	CAPITAL MARKETS PLEDGED RAHI II

RFC Asset Holdings II, LLC	State Street	BGLV	RIF PLEDGED RAHI II

RFC Asset Holdings II, LLC	State Street	BGLW	PIA PLEDGED RAHI II

7	Second Amendment

(b) (i) Exhibit B to Schedule VI to the Security Agreement is hereby amended by the deletion of the following:

Pledged Interests Issuer	Interest		Pledgor	% of Interests of Pledgor Pledged
	Type of Interest	Interests Owned by Pledgor
DOA Properties IIIB (KB Models), LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

Marbella Lakes Associates, LLC (f/k/a DOA Properties VIII (Marbella Lakes), LLC	Limited Liability Company	66.67%	Equity Investment IV, LLC	100%

GMAC Model Home Finance, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

(ii) Exhibit B to Schedule VI to the Security Agreement is hereby amended by the addition of the following:

	Interest		Pledgor	% of Interests of Pledgor Pledged
Pledged Interests Issuer	Type of Interest	Interests Owned by Pledgor
DOA Properties IV, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

Equity Investment IV, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

SECTION 2.4 Amendment to Schedule IX. Schedule IX to the Security Agreement is hereby amended by the addition of the following:

16.

Stock Certificate No. 1, dated May 30, 2008, certifying that Residential Funding Company, LLC owns 205,360,746 (two hundred five million three hundred sixty thousand seven hundred forty six) shares, each with a par value of $1.00 (one Peso  00/100) legal currency of the Mexico, representing the corporate capital stock of GMAC-RFC Auritec, S.A. (the “GMAC Auritec Shares”); along with an endorsement, dated October 2, 2008, executed by John M. Peterson on behalf of Residential Funding Company, LLC;

8	Second Amendment

17.	Stock Certificate No. 1, dated October 1, 2008, certifying that Residential Funding Company, LLC owns 28,599 (twenty eight thousand five hundred ninety nine) shares, each with a par value of $1,000.00 (one thousand Pesos 00/100) representing the fixed portion the corporate capital stock of GMAC Hipotecaria, S.A. de C.V., SOFOM, E.N.R. (the “GMAC Hipotecaira Shares”); along with an endorsement, dated October 2, 2008, executed by John M. Peterson on behalf of Residential Funding Company, LLC; and

18.	Stock Certificate No. 1, dated October 1, 2008, certifying that Residential Funding Company, LLC owns 28,599 (twenty eight thousand five hundred ninety nine) shares, each with a par value of $1,000.00 (one thousand Pesos 00/100) representing the fixed portion the corporate capital stock of GMAC Financiera, S.A. de C.V., SOFOM, E.N.R. (the “GMAC Financiera Shares”); along with an endorsement, dated October 2, 2008, executed by John M. Peterson on behalf of Residential Funding Company, LLC

SECTION 2.5 Amendment to Schedule X.

(a) Schedule X to the Security Agreement is hereby amended by the deletion of the following from Section (a) thereof:

Account Owner	Financial Institution	Account Number	Account Name
GMAC Global Relocation Services, LLC	Bank of America, N.A.	1235062264	GMAC GRS MAIN CONCENTRATION

GMAC Home Services, LLC	Bank of America, N.A.	1235117148	GMAC HOME SERVICES CONCENTRATION

GMAC Home Services, LLC	Bank of America, N.A.	1235721369	GMAC REAL ESTATE CO OWNED CONCENTRATION

(b) Schedule X to the Security Agreement is hereby amended by the deletion of the following from Section (b) thereof:

Account Owner	Financial Institution	Account Number	Account Name
Eastern Massachusetts Real Estate, LLC	Bank of America, N.A.	1235125563	EASTERN MASSACHUSETTS REAL

9	Second Amendment

Eastern Massachusetts Real Estate, LLC	Bank of America, N.A.	8188213491	EASTERN MASSACHUSETTS REAL ESTATE COMM FUNDING

Eastern Massachusetts Real Estate, LLC	Bank of America, N.A.	8765005853	EASTERN MASSACHUSETTS REAL ESTATE COMM FUNDING Controlled

GHS Metro NY, LLC	Bank of America, N.A.	1235169543	Metro NY Lockbox

GHS Metro NY, LLC	Bank of America, N.A.	8765006188	Metro NY Controlled Disbursement

GHS Mortgage, LLC	JP Morgan Chase Bank, N.A.	433578	GHS MORTGAGE LLC DBA WINDSOR OPERATING

GMAC Global Relocation Services, LLC	Bank of America, N.A.	1235062269	GMAC GRS ELECTRONIC PAYMENTS

GMAC Global Relocation Services, LLC	Citibank, N.A.	30645619	GMAC GLOBAL RELOCATION

GMAC Global Relocation Services, LLC	Wachovia Bank, National Association	2000003496460	GMAC Global Relocation Services, LLC

GMAC Global Relocation Services, LLC	Wachovia Bank, National Association	2014227004310	GMAC Global Relocation Services, LLC

GMAC Home Services, LLC	Wachovia Bank, National Association	2000009655713	GMAC Home Services, LLC

GMAC Home Services, LLC	Wachovia Bank, National Association	2014217339011	GMAC Home Services, LLC

GMAC Home Services, LLC	Wachovia Bank, National Association	2000003392797	GMAC Home Services, LLC

GMAC Real Estate, LLC	Wachovia Bank, National Association	2000009655700	GMAC Real Estate LLC

10	Second Amendment

Koenig & Strey Insurance Agency, LLC	Bank of America, N.A.	1235181786	KOENIG & STREY INSURANCE LOCKBOX

Koenig & Strey, LLC	Bank of America, N.A.	1235181804	FORT DEARBORN LAND TITLE CO. LOCKBO

Koenig & Strey, LLC	Bank of America, N.A.	1235255055	KOENIG & STREY, INC.

Koenig & Strey, LLC	Bank of America, N.A.	1235576490	BUSINESS FRANCHISE FORMAT LOCKBOX

Koenig & Strey, LLC	Bank of America, N.A.	8765005570	BUSINESS FRANCHISE FORMAT CONTROLLED DISBURSEMENT

Koenig & Strey, LLC	Bank of America, N.A.	8765815278	KOENIG & STREY DISBURSEMENT

Pacific Union Real Estate Group, Ltd.	Bank of America, N.A.	1235722250	PACIFIC UNION REAL ESTATE OPERATING

Pacific Union Real Estate Group, Ltd.	Bank of America, N.A.	7765401325	PACIFIC UNIONS RE GROUP COMMISSION

Referral Network of IL, LLC	Bank of America, N.A.	1235727941	REFERRAL NETWORK OF IL LLC

Referral Network of Massachusetts, LLC	Bank of America, N.A.	1235727960	REFERRAL NETWORK OF MA LLC

Referral Network of NY/NJ, LLC	Bank of America, N.A.	1235727946	REFERRAL NETWORK OF NY/NJ LLC

Referral Network of PUREG, Inc.	Bank of America, N.A.	1235554672	Referral Network of PUREG, Inc.

RFC Advance Depositor, LLC	US Bank National Association	153910248415	RFC Advance Depositor Inc

11	Second Amendment

Union Trust Mortgage Services, Inc.	Bank of America, N.A.	1235820227	UNION TRUST MORTGAGE SERVICES

Residential Funding Company, LLC	State Street Bank and Trust Company	00100453	RFAH Principal Inv. Activities Loans

Residential Funding Company, LLC	State Street Bank and Trust Company	00100446	RFC Asset Holdings II, LLC

Residential Funding Company, LLC	State Street Bank and Trust Company	00435149	RFC Asset Holdings II, LLC Capital Markets Pledged RAHI II

Residential Funding Company, LLC	State Street Bank and Trust Company	00435156	RFC Asset Holdings II, LLC-RIF Pledged RAHI II

Residential Funding Company, LLC	State Street Bank and Trust Company	00435164	RFAH-PIA Pledged RAHI II

Residential Funding Company, LLC	State Street Bank and Trust Company	BGLG	RFC Asset Holdings II, LLC

Residential Funding Company, LLC	State Street Bank and Trust Company	BGLF	RFC Asset Holdings II, LLC

(c) Schedule X to the Security Agreement is hereby amended by the addition of the following to Section (b) thereof:

Account Owner	Financial Institution	Account Number	Account Name
Residential Funding Company, LLC	JP Morgan Chase Bank, N.A.	5531225	Residential Funding Company, LLC account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent

12	Second Amendment

Residential Funding Company, LLC	Wachovia Bank, National Association	2000045277621	Residential Funding Company, LLC

Residential Funding Company, LLC	State Street Bank and Trust Company	BGLS	Residential Funding Company, LLC Capital Markets Pledged RFC

Residential Funding Company, LLC	State Street Bank and Trust Company	BGLX	Residential Funding Company, LLC PIA Pledged RFC

Residential Funding Company, LLC	State Street Bank and Trust Company	BGLY	Residential Funding Company, LLC RIF Pledged RFC

GMAC Mortgage, LLC	Deutsche Bank Trust Company Americas	00-389722	GMAC CONSTRUCTION FUNDIN

GMAC Mortgage, LLC	Wachovia Bank, National Association	2100012536910	GMAC Mortgage, LLC

RFC Asset Holdings II, LLC	State Street Bank and Trust Company	00100453	RFAH Principal Inv. Activities Loans

RFC Asset Holdings II, LLC	State Street Bank and Trust Company	00100446	RFC Asset Holdings II, LLC

RFC Asset Holdings II, LLC	State Street Bank and Trust Company	00435149	RFC Asset Holdings II, LLC Capital Markets Pledged RAHI II

RFC Asset Holdings II, LLC	State Street Bank and Trust Company	00435156	RFC Asset Holdings II, LLC-RIF Pledged RAHI II

RFC Asset Holdings II, LLC	State Street Bank and Trust Company	00435164	RFAH-PIA Pledged RAHI II

RFC Asset Holdings II, LLC	State Street Bank and Trust Company	BGLU	CAPITAL MKTS PLEDGED RAHI II

RFC Asset Holdings II, LLC	State Street Bank and Trust Company	BGLV	RIF PLEDGED RAHI II

RFC Asset Holdings II, LLC	State Street Bank and Trust Company	BGLW	PIA PLEDGED RAHI II

13	Second Amendment

RFC Asset Holdings II, LLC	State Street Bank and Trust Company	BGLG	RFAH PRINCIPAL INV. ACTIVITIES LOAN

RFC Asset Holdings II, LLC	State Street Bank and Trust Company	BGLF	RFC ASSET HOLDINGS II LLC

SECTION 2.6 Amendments to Schedule XI.

(a) Schedule XI to the Security Agreement is hereby amended by the deletion of the following:

GMAC Home Services, LLC

2021 Spring Road, Suite 300

Oak Brook, IL 60523

Attn: John Bearden

Phone: 630-214-1605

Fax: 866-432-3342

Email: john_bearden@gmachs.com

Eastern Massachusetts Real Estate, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: John Peterson

Phone: (952) 857-7539

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With Copy to:

Residential Capital, LLC

7501 Wisconsin Avenue

Suite 900

Bethesda, MD 20814

Attn: Hu Benton

Phone: (301) 215-6320

Fax: (301) 664-6999

Email: Hu.Benton@gmacrescap.com

14	Second Amendment

Koenig & Strey Insurance Agency, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: John Peterson

Phone: (952) 857-7539

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With Copy to:

Residential Capital, LLC

7501 Wisconsin Avenue

Suite 900

Bethesda, MD 20814

Attn: Hu Benton

Phone: (301) 215-6320

Fax: (301) 664-6999

Email: Hu.Benton@gmacrescap.com

Koenig & Strey, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: John Peterson

Phone: (952) 857-7539

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With Copy to:

Residential Capital, LLC

7501 Wisconsin Avenue

Suite 900

Bethesda, MD 20814

Attn: Hu Benton

Phone: (301) 215-6320

Fax: (301) 664-6999

Email: Hu.Benton@gmacrescap.com

15	Second Amendment

Pacific Union Real Estate Group, Ltd.

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: John Peterson

Phone: (952) 857-7539

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With Copy to:

Residential Capital, LLC

7501 Wisconsin Avenue

Suite 900

Bethesda, MD 20814

Attn: Hu Benton

Phone: (301) 215-6320

Fax: (301) 664-6999

Email: Hu.Benton@gmacrescap.com

Referral Network of IL, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: John Peterson

Phone: (952) 857-7539

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With Copy to:

Residential Capital, LLC

7501 Wisconsin Avenue

Suite 900

Bethesda, MD 20814

Attn: Hu Benton

Phone: (301) 215-6320

Fax: (301) 664-6999

Email: Hu.Benton@gmacrescap.com

16	Second Amendment

Referral Network of Massachusetts, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: John Peterson

Phone: (952) 857-7539

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With Copy to:

Residential Capital, LLC

7501 Wisconsin Avenue

Suite 900

Bethesda, MD 20814

Attn: Hu Benton

Phone: (301) 215-6320

Fax: (301) 664-6999

Email: Hu.Benton@gmacrescap.com

Referral Network of NY/NJ, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: John Peterson

Phone: (952) 857-7539

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With Copy to:

Residential Capital, LLC

7501 Wisconsin Avenue

Suite 900

Bethesda, MD 20814

Attn: Hu Benton

Phone: (301) 215-6320

Fax: (301) 664-6999

Email: Hu.Benton@gmacrescap.com

17	Second Amendment

Referral Network of PUREG, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: John Peterson

Phone: (952) 857-7539

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With Copy to:

Residential Capital, LLC

7501 Wisconsin Avenue

Suite 900

Bethesda, MD 20814

Attn: Hu Benton

Phone: (301) 215-6320

Fax: (301) 664-6999

Email: Hu.Benton@gmacrescap.com

GHS Metro NY, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: John Peterson

Phone: (952) 857-7539

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With Copy to:

Residential Capital, LLC

7501 Wisconsin Avenue

Suite 900

Bethesda, MD 20814

Attn: Hu Benton

Phone: (301) 215-6320

Fax: (301) 664-6999

Email: Hu.Benton@gmacrescap.com

18	Second Amendment

GMAC Global Relocation Services, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: John Peterson

Phone: (952) 857-7539

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With Copy to:

Residential Capital, LLC

7501 Wisconsin Avenue

Suite 900

Bethesda, MD 20814

Attn: Hu Benton

Phone: (301) 215-6320

Fax: (301) 664-6999

Email: Hu.Benton@gmacrescap.com

GHS Mortgage, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: John Peterson

Phone: (952) 857-7539

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With Copy to:

Residential Capital, LLC

7501 Wisconsin Avenue

Suite 900

Bethesda, MD 20814

Attn: Hu Benton

Phone: (301) 215-6320

Fax: (301) 664-6999

Email: Hu.Benton@gmacrescap.com

19	Second Amendment

GMAC Real Estate, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: John Peterson

Phone: (952) 857-7539

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With Copy to:

Residential Capital, LLC

7501 Wisconsin Avenue

Suite 900

Bethesda, MD 20814

Attn: Hu Benton

Phone: (301) 215-6320

Fax: (301) 664-6999

Email: Hu.Benton@gmacrescap.com

RFC Advance Depositor, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: John Peterson

Phone: (952) 857-7539

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With Copy to:

Residential Capital, LLC

7501 Wisconsin Avenue

Suite 900

Bethesda, MD 20814

Attn: Hu Benton

Phone: (301) 215-6320

Fax: (301) 664-6999

Email: Hu.Benton@gmacrescap.com

20	Second Amendment

Union Trust Mortgage Services, Inc.

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: John Peterson

Phone: (952) 857-7539

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With Copy to:

Residential Capital, LLC

7501 Wisconsin Avenue

Suite 900

Bethesda, MD 20814

Attn: Hu Benton

Phone: (301) 215-6320

Fax: (301) 664-6999

Email: Hu.Benton@gmacrescap.com

(b) Schedule XI to the Security Agreement is hereby amended by deleting the following from the notice information of each of the entities described therein:

“With copy to:

Residential Capital, LLC

7501 Wisconsin Avenue

Suite 900

Bethesda, MD 20814

Attn: Hu Benton, Managing Director, VP and Associate Counsel

Phone: (301) 215-6320

Fax: (301) 664-6999

Email: Hu.Benton@gmacrescap.com”

and replacing it with the following:

“With copy to:

Residential Capital, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: Tammy Hamzehpour

Phone: (952) 857-7539

Fax: (952) 921-4230

Email: treasurer@gmacrescap.com

Email: tammy.hamzehpour@gmacrescap.com”

21	Second Amendment

(c) Schedule XI to the Security Agreement is hereby amended by the addition of the following:

Developers of Hidden Springs, LLC

One Meridian Crossings, Suite 100

Minneapolis, MN 55423

Attn: John Peterson

Phone: (952) 857-7539

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With copy to:

Residential Capital, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: Tammy Hamzehpour

Phone: (952) 857-7539

Fax: (952) 921-4230

Email: treasurer@gmacrescap.com

Email: tammy.hamzehpour@gmacrescap.com

SECTION 2.7 Amendments to Attachment I.

(a) Attachment I to the Security Agreement is hereby amended by the deletion of the following from Item B thereof:

Pledged Interests Issuer	Interest		Pledgor	% of Interests of Pledgor Pledged
	Type of Interest	Interests Owned by Pledgor
GMAC Home Services, LLC	Limited Liability Company	100%	GMAC Residential Holding Company, LLC	100%

RFC Advance Depositor, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

GMAC Global Relocation Services, LLC	Limited Liability Company	100%	GMAC Home Services, LLC	100%

DOA Properties IIIB (KB Models), LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

22	Second Amendment

Marbella Lakes Associates, LLC (f/k/a DOA Properties VIII (Marbella Lakes), LLC)	Limited Liability Company	66.67%	Equity Investment IV, LLC	100%

GMAC Model Home Finance, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

(b) Attachment I to the Security Agreement is hereby amended by the addition of the following to Item B thereof:

Pledged Interests Issuer	Interest		Pledgor	% of Interests of Pledgor Pledged
	Type of Interest	Interests Owned by Pledgor
Equity Investment IV, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the Amendment Effective Date provided that the First Priority Collateral Agent and the Lender Agent shall have, in form and substance satisfactory to them, received the following:

(a) Agreement. An original counterpart (or counterparts) of this Agreement executed by the parties hereto or other evidence satisfactory to the First Priority Collateral Agent and the Lender Agent of the execution, delivery and effectiveness of this Agreement.

(b) Other. Such other opinions and documents as the Lender Agent may reasonably request, which opinions and documents will be in form and substance satisfactory to the Lender Agent.

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ARTICLE IV

ACKNOWLEDGEMENTS, CONSENTS, NOTICE, CONFIRMATION AND

REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Notice. Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Security Agreement or the Facility Documents with respect to the execution of this Agreement.

SECTION 4.2 Confirmation of the Security Agreement. The Grantors, the Lender, the Lender Agent and the First Priority Collateral Agent each hereby acknowledge and agree that, except as herein expressly amended, the Security Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its respective terms. Without limiting the foregoing, each Obligor reaffirms its grant of a security interest in all the Collateral pledged by it, and agrees that such security interest secures all Obligations as defined in the Loan Agreement, after giving effect to the First Amendment Agreement, dated as of July 29, 2008, the Second Amendment Agreement, dated as of August 14, 2008, the Third Amendment Agreement, dated as of November 25, 2008, the Fourth Amendment Agreement, dated as of December 12, 2008 and the Fifth Amendment Agreement, dated as of December 31, 2008, each to the Loan Agreement and amongst the parties thereto. As of the Amendment Effective Date, each reference in the Security Agreement to “this Agreement” shall mean the Security Agreement as amended by this Agreement, and as hereinafter amended or restated.

SECTION 4.3 Representations and Warranties. By its signature hereto, each Grantor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:

(a) (i) DOA Holding NoteCo, LLC, a Delaware limited liability company, does not hold any real estate, any assets related to real estate or any other material assets, and (ii) has negative equity;

(b) its representations and warranties set forth in the Security Agreement are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date; and

(c) after giving effect to this Agreement, no Default has occurred and is continuing.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

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SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.

SECTION 5.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 5.4 Entire Agreement. This Agreement, the Security Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

SECTION 5.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

SECTION 5.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

SECTION 5.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS

25	Second Amendment

AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

26	Second Amendment

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RESIDENTIAL FUNDING COMPANY, LLC,
as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MORTGAGE, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

Second Amendment

GMAC LLC,
as Lender Agent and Lender

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Group Vice President and Treasurer

Second Amendment

WELLS FARGO BANK, N.A.,
as First Priority Collateral Agent

By:	/s/ Alfia Monastra
Name:	Alfia Monastra
Title:	Vice President

Second Amendment

Acknowledged and Agreed:

RESIDENTIAL CAPITAL, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Assistant Treasurer

GMAC RESIDENTIAL HOLDING COMPANY,
LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC-RFC HOLDING COMPANY, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

HOMECOMINGS FINANCIAL, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL MORTGAGE REAL ESTATE
HOLDINGS, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

Second Amendment

Acknowledged and Agreed:

RESIDENTIAL FUNDING REAL ESTATE
HOLDINGS, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

HOMECOMINGS FINANCIAL REAL ESTATE
HOLDINGS, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

EQUITY INVESTMENT I, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

DEVELOPERS OF HIDDEN SPRINGS, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

DOA HOLDING PROPERTIES, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

Second Amendment

Acknowledged and Agreed:

RFC ASSET HOLDINGS II, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

PASSIVE ASSET TRANSACTIONS, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MODEL HOME FINANCE I, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

EQUITY INVESTMENT IV, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

Second Amendment

Acknowledged and Agreed:

AMERILAND, LLC, as Grantor

By:	REG-PFH, LLC, its sole member

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

REG-PFH, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

HOME CONNECTS LENDING SERVICES, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

MINT I, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

MINT I VFN HOLDINGS, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

Second Amendment

Acknowledged and Agreed:

GMACR MORTGAGE PRODUCTS, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

DITECH, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL CONSUMER SERVICES, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MORTGAGE USA CORPORATION, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC., as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

Second Amendment

Acknowledged and Agreed:

RFC ASSET MANAGEMENT, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RFC SFJV-2002, LLC, as Grantor

By:	RFC ASSET MANAGEMENT, LLC,
its sole member

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RCSFJV2004, LLC, as Grantor

By:	RFC ASSET MANAGEMENT, LLC,
its sole member

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

Second Amendment